Filed pursuant to Rule 497(b) under the Securities Act of 1933, as amended, Securities Act File No. 333-182613

Touchstone Funds Group Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

August 17, 2012

Dear Shareholder:

We wish to provide you with some important information concerning your investment. As a shareholder of the Touchstone Emerging Markets Equity Fund II (the “Acquired Fund”), a series of Touchstone Funds Group Trust (the “Trust”), we wish to inform you that the Board of Trustees of the Trust, after careful consideration, has approved the reorganization of the Acquired Fund into the Touchstone Emerging Markets Equity Fund (the “Acquiring Fund” together with the “Acquired Fund,” the “Funds”), a series of the Trust (the “Reorganization”). The Funds have the same investment goals, investment strategies and policies and are managed by the same portfolio management team.

The Reorganization is designed to eliminate the offering of overlapping funds with the same investment goals and investment strategies. The Reorganization may lead to potential efficiencies and economies of scale for shareholders. Shareholder approval is NOT required to effect the Reorganization. You do not need to take any action regarding your account.

Pursuant to an agreement and plan of reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund. As a result of the Reorganization, you will receive shares of the Acquiring Fund, which will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of your shares in the Acquired Fund. The Acquired Fund will then cease operations and dissolve as a separate series of the Trust. The Reorganization is expected to occur on or about September 17, 2012.

The following table shows the Acquired Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Emerging Markets Equity Fund II	Touchstone Emerging Markets Equity Fund
Class A Class C Class Y Institutional	Class A Class C Class Y Institutional

We have enclosed a Prospectus/Information Statement that describes the Reorganization in greater detail and contains important information about the Acquiring Fund.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

QUESTIONS & ANSWERS

We recommend that you read the Prospectus/Information Statement. The following questions and answers provide an overview of key features of the Reorganization and of the information contained in this Prospectus/Information Statement.

Q.	Why are we sending you this Prospectus/Information Statement?

A.	This Prospectus/Information Statement provides you with information about the reorganization (“Reorganization”) between Touchstone Emerging Markets Equity Fund II (the “Acquired Fund”), a series of Touchstone Funds Group Trust (the “Trust”), and Touchstone Emerging Markets Equity Fund (the “Acquiring Fund”), also a series of the Trust.

On June 26, 2012, the Board of Trustees of the Trust approved the reorganization of the Acquired Fund into the Acquiring Fund. The Reorganization does not require approval by shareholders.

Q.	What will happen to my existing shares?

A.	Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.	How do the fees and expenses compare?

A.	Each Fund has the same investment advisory fee. Class A shares of each Fund are subject to the same 12b-1 fees and front-end sales charges. Class C shares of each Fund are subject to the same 12b-1 fees and contingent deferred sales charges. Class Y shares and Institutional shares of each Fund are not subject to any 12b-1 fees or sales charges.

In addition, each Fund has entered into an expense limitation agreement with Touchstone Advisors, Inc. (“Touchstone Advisors”). Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 1.69%, 2.44%, 1.44% and 1.29% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2013 for the Acquired Fund. This expense limitation will remain in effect until at least September 30, 2013 for the Acquiring Fund. The section entitled “How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement compares the fees and expenses of the Funds in detail and the section entitled “Comparison of Investment Advisory Fees” provides additional information regarding the expense limitation agreements.

Q.	How do the investment goals and principal investment strategies of the Acquired Fund and the Acquiring Fund compare?

A.	Each Fund has the same investment goals and principal investment strategies. The section of the Prospectus/Information Statement entitled “How do the Fund’s investment goals and principal investment strategies compare?” describes the investment goals and principal investment strategies of each Fund.

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.	Shareholders are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. The section entitled “Federal Income Tax Consequences” of the Prospectus/Information Statement provides additional information regarding the federal income tax consequences of the Reorganization.

Q.	Who will manage the Acquiring Fund after the Reorganization?

A.	The same portfolio management team who currently manages the Acquired Fund will manage the Acquiring Fund after the Reorganization. Touchstone Advisors will continue to serve as the investment advisor to the Acquiring Fund and AGF Investments America, Inc. (“AGF”) will continue to serve as the investment sub-advisor to the Acquiring Fund. For more information on Touchstone Advisors and AGF, please see the sections of the Prospectus/Information Statement entitled “Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?” and “Management of the Funds.”

Q.	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.	Who will pay for the Reorganization?

A.	Touchstone Advisors will pay the costs of the Reorganization.

Q.	What if I redeem my shares before the Reorganization takes place?

A.	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable contingent deferred sales charge (“CDSC”).

Q.	Why is no shareholder action necessary?

A.	The Trust’s Declaration of Trust provides that any series created on or after August 14, 1998 may be merged into another series by a vote of a majority of the Trustees of the Trust without the approval of shareholders. In addition, the reorganization of the Acquired Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) such that shareholder approval is not required by the 1940 Act.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to occur on or about September 17, 2012.

Q.	Who should I contact for more information?

A.	You can contact shareholder services at 1.800.543.0407.

PROSPECTUS/INFORMATION STATEMENT

August 17, 2012

Touchstone Funds Group Trust

303 Broadway, Suite 1100

Cincinnati, OH 45202

(800) 543-0407

We Are Not Asking You for a Proxy and You are

Requested Not To Send Us a Proxy

This Prospectus/Information Statement is being furnished to shareholders of the Touchstone Emerging Markets Equity Fund II (the “Acquired Fund”), a series of Touchstone Funds Group Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that has been approved by the Board of Trustees of the Trust (the “Board”). The Reorganization Agreement provides for the following:

☐	the transfer of all of the assets of the Acquired Fund to the Touchstone Emerging Markets Equity Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund;

☐	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

☐	the termination of the Acquired Fund subsequent to the distribution of shares of the Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund; and

☐	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about September 17, 2012. The following table shows the Acquired Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Emerging Markets Equity Fund II	Touchstone Emerging Markets Equity Fund
Class A Class C Class Y Institutional	Class A Class C Class Y Institutional

The Acquired Fund and the Acquiring Fund (the “Funds”) are each a series of the Trust, a registered open-end management investment company (mutual fund).

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about the Funds and the Reorganization. A Statement of Additional Information dated August 17, 2012 relating to this Prospectus/Information Statement and the Reorganization has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus/Information Statement.

Additional information concerning the Acquired Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC and all of the documents described below are incorporated herein by reference (meaning that they are legally considered to be part of this Prospectus/Information Statement):

Information about the Acquired Fund and the Acquiring Fund:	How to Obtain this Information:

Prospectus relating to the Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II, dated January 27, 2012, as amended from time to time (“Prospectus”)

Statement of Additional Information relating to the Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II, dated January 27, 2012, as amended from time to time (“SAI”)

Annual Report relating to the Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II, dated September 30, 2011 (“Annual Report”)*

Semi-Annual Report (unaudited) relating to the Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II dated March 31, 2012 (“Semi-Annual Report”)*

* No other parts of these documents are incorporated by reference herein.

A copy of the Prospectus is being mailed with the Prospectus/Information Statement. You may obtain copies of the SAI, Annual Report or Semi-Annual Report, without charge, upon request by:

☐    Writing to Touchstone Funds Group Trust, at P.O. Box 9878, Providence, RI 02940; or

☐    Calling (800) 543-0407 toll-free; or

☐    Downloading a copy from https://www.touchstoneinvestments.com/home/formslit/.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Funds:

☐	is not a deposit of, or guaranteed by, any bank
☐	is not insured by the FDIC, the Federal Reserve Board or any other government agency
☐	is not endorsed by any bank or government agency
☐	involves investment risk, including possible loss of your original investment

Table of contents

SUMMARY	1
What are the Reasons for the Reorganization?	1
What are the key features of the Reorganization?	1
After the Reorganization, what shares of the Acquiring Fund will I own?	1
How do the Funds’ investment goals and principal investment strategies compare?	2
How do the Funds’ fees and expenses compare?	3
Will I be able to purchase, redeem and exchange shares the same way?	8
Will I be able to receive distributions the same way?	8
Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?	8
Will the Acquiring Fund have the same service providers as the Acquired Fund?	9
What will be the primary federal income tax consequences of the Reorganization?	9

COMPARISON OF PRINCIPAL RISKS	9

INFORMATION ABOUT THE REORGANIZATION	11
Reasons for the Reorganization	11
Agreement and Plan of Reorganization	12
Description of the Securities to be Issued	13
Federal Income Tax Consequences	13
Pro Forma Capitalization	16

ADDITIONAL INFORMATION REGARDING THE FUNDS	17
Management of the Funds	17
Comparison of Investment Advisory Fees	18
Description of Share Classes of the Funds	19
Information regarding the Distributor and Rule 12b-1 Plans	19
Purchases, Redemptions, Exchanges of Shares and Dividend Policy	20
Purchase Policies and Redemption Policies	20
Exchange Privileges of the Funds	20
Dividend Policy	21

INFORMATION ON SHAREHOLDERS’ RIGHTS	21
Shareholder Information	23

FINANCIAL STATEMENTS AND EXPERTS	23

LEGAL MATTERS	23

ADDITIONAL INFORMATION	23

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B: COMPARISON OF THE FUNDAMENTAL INVESTMENT LIMITATIONS	B-1

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	C-1

SUMMARY

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, SAI, and the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which is attached to this Prospectus/Information Statement as Exhibit A.

What are the Reasons for the Reorganization?

The Reorganization is designed to eliminate the offering of overlapping funds with the same investment goals and investment strategies. The Reorganization may lead to potential efficiencies and economies of scale for shareholders. At a special meeting held on June 26, 2012, the Board of the Trust, including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Disinterested Trustees”), considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Funds, and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. For more information, please see the section entitled “Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Reorganization Agreement sets forth the key features of the Reorganization. The Reorganization Agreement provides for the following:

☐	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

☐	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

☐	the termination of the Acquired Fund subsequent to the distribution of shares of the corresponding Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund; and

☐	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about September 17, 2012.

After the Reorganization, what shares of the Acquiring Fund will I own?

The following table shows the Acquired Fund and the Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Emerging Markets Equity Fund II	Touchstone Emerging Markets Equity Fund
Class A Class C Class Y Institutional	Class A Class C Class Y Institutional

The new Acquiring Fund shares you receive will have the same total value as your shares of the Acquired Fund as of the close of business on the day immediately prior to the Reorganization.

1

How do the Funds’ investment goals and principal investment strategies compare?

The Funds have the same investment goals and principal investment strategies.* Each Fund also has identical fundamental investment limitations, which are set forth in Exhibit B.

Each Fund’s investment goal is to seek capital appreciation. Each Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds and warrants, of companies located in emerging markets. This is a non-fundamental investment policy that can be changed by each Fund upon 60 days’ prior notice to shareholders. Each Fund considers an emerging market to be one:

•	That is included in the MSCI Emerging Markets Index;

•	That is considered by the sub-advisor, AGF Investments America Inc. (“AGF”), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index based on a country’s economic development, size, liquidity and market accessibility and technically meets the existing MSCI market classification framework for inclusion in the MSCI Emerging Markets Index when it is reviewed; or

•	Whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore.

Each Fund invests in securities of companies operating in a broad range of industries. AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time. In assessing company valuations, AGF uses the Economic Value-Added (“EVA”) approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations. Each Fund generally holds 70 to 90 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country. Each Fund’s weight in any individual country is limited to 20% at purchase. Each Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts.

AGF generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other opportunities appear more attractive.

Each Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange. Each Fund may also invest in depositary receipts, which are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.

* On June 26, 2012, the Trustees of the Trust approved certain changes to the Acquired Fund’s principal investment strategies, resulting in its principal investment strategies being aligned with the Acquiring Fund’s principal investment strategies.

2

How do the Funds’ fees and expenses compare?

Comparative Fee Tables

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The tables also show the various costs and expenses that investors in the Acquired Fund will bear as shareholders of the Acquiring Fund. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown. The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. However, you will not have to pay any front-end sales charge on any shares of the Acquiring Fund received as part of the Reorganization. Information regarding sales charge discounts for which you may qualify with respect to future purchases of Class A shares of the Acquiring Fund is included in the section entitled “Description of Share Classes of the Funds” below. Expense ratios reflect annual fund operating expenses for the most recent fiscal year ended September 30, 2011. Pro forma numbers are estimated as if the Reorganization had been completed as of September 30, 2011 and do not include the estimated costs of the Reorganization. The Funds will not bear any Reorganization costs.

	Acquired Fund Class A	Acquiring Fund Class A	Acquiring Fund after Transaction (pro forma combined) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)[1]	1.00%	1.00%	1.00%
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees[2,4]	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	3.21%[3]	0.60%	0.60%
Acquired Fund Fees and Expenses (AFFE)[4]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.52%	1.91%	1.91%
Fee Waivers and/or Expense Reimbursement[2,5]	(2.82%)	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.70%	1.70%	1.70%

1 A CDSC of up to 1.00% may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. You should contact your financial intermediary to determine whether you are subject to the CDSC.

2 Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Funds’ Annual Report for the fiscal year ended September 30, 2011.

3 “Other Expenses” are based on estimated amounts for the current fiscal year.

4 The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Funds’ Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses and the reduction in management fees.

5 Touchstone Advisors, Inc. (“Touchstone Advisors”) and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 1.69% for Class A shares. This expense limitation will remain in effect until at least January 27, 2013 and September 30, 2013 for the Acquired Fund and the Acquiring Fund, respectively, but can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

3

	Acquired Fund Class C	Acquiring Fund Class C	Acquiring Fund after Transaction (pro forma combined) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)	1.00%	1.00%	1.00%
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees[1,3]	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	3.21%[2]	0.72%	0.72%
Acquired Fund Fees and Expenses (AFFE)[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	5.27%	2.78%	2.78%
Fee Waivers and/or Expense Reimbursement[1,4]	(2.82%)	(0.33%)	(0.33%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.45%	2.45%	2.45%

1 Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Funds’ Annual Report for the fiscal year ended September 30, 2011.

2 “Other Expenses” are based on estimated amounts for the current fiscal year.

3 The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Funds’ Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses and the reduction in management fees.

4 Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 2.44% for Class C shares. This expense limitation will remain in effect until at least January 27, 2013 and September 30, 2013 for the Acquired Fund and the Acquiring Fund, respectively, but can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

4

	Acquired Fund Class Y	Acquiring Fund Class Y	Acquiring Fund after Transaction (pro forma combined) Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees[1,3]	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	3.21%[2]	0.39%	0.39%
Acquired Fund Fees and Expenses (AFFE)[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.27%	1.45%	1.45%
Fee Waivers and/or Expense Reimbursement[1,4]	(2.82%)	(0.00%)	(0.00%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.45%	1.45%

1 Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Funds’ Annual Report for the fiscal year ended September 30, 2011.

2 “Other Expenses” are based on estimated amounts for the current fiscal year.

3 The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Funds’ Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses and the reduction in management fees.

4 Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 1.44% for Class Y shares. This expense limitation will remain in effect until at least January 27, 2013 and September 30, 2013 for the Acquired Fund and the Acquiring Fund, respectively, but can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

5

	Acquired Fund Institutional	Acquiring Fund Institutional	Acquiring Fund after Transaction (pro forma combined) Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales (Load) (as a % of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees[1,3]	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	3.06%[2]	0.33%	0.33%
Acquired Fund Fees and Expenses (AFFE)[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.12%	1.39%	1.39%
Fee Waivers and/or Expense Reimbursement[1,4]	(2.82%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.30%	1.30%

1 Expenses shown above have been restated to reflect a change to each Fund’s management fee and each Fund’s contractual fee waiver and will differ from the expenses reflected in the Funds’ Annual Report for the fiscal year ended September 30, 2011.

2 “Other Expenses” are based on estimated amounts for the current fiscal year.

3 The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Funds’ Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses and the reduction in management fees.

4 Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund to 1.29% for Institutional shares. This expense limitation will remain in effect until at least January 27, 2013 and September 30, 2013 for the Acquired Fund and the Acquiring Fund, respectively, but can be terminated by a vote of the Board of Trustees of the Funds if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Expense Limitation Agreements with respect to the Funds” in this Prospectus/Information Statement for more information.

6

Expense Examples

The examples are intended to help you compare the cost of investing in the Acquired Fund versus the Acquiring Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place. The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. The examples also assume that the expense limitations remain in effect for the length of the contractual fee waiver for the Acquired Fund and remain in effect for a period of one year for the Acquiring Fund and the Acquiring Fund (Pro Forma). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption				Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Touchstone Emerging Markets Equity Fund II Class A	$819	$1,696	$2,581	$4,833	$819	$1,696	$2,581	$4,833
Touchstone Emerging Markets Equity Fund Class A	$738	$1,121	$1,528	$2,662	$738	$1,121	$1,528	$2,662
Touchstone Emerging Markets Equity Fund (Pro Forma) Class A	$738	$1,122	$1,530	$2,665	$738	$1,122	$1,530	$2,665
Touchstone Emerging Markets Equity Fund II Class C	$434	$1,403	$2,466	$5,099	$334	$1,403	$2,466	$5,099
Touchstone Emerging Markets Equity Fund Class C	$348	$831	$1,440	$3,086	$248	$831	$1,440	$3,086
Touchstone Emerging Markets Equity Fund (Pro Forma) Class C	$348	$831	$1,440	$3,085	$248	$831	$1,440	$3,085
Touchstone Emerging Markets Equity Fund II Class Y	$234	$1,117	$2,014	$4,312	$234	$1,117	$2,014	$4,312
Touchstone Emerging Markets Equity Fund Class Y	$148	$459	$792	$1,735	$148	$459	$792	$1,735
Touchstone Emerging Markets Equity Fund (Pro Forma) Class Y	$148	$459	$792	$1,735	$148	$459	$792	$1,735
Touchstone Emerging Markets Equity Fund II Institutional	$219	$1,074	$1,944	$4,187	$219	$1,074	$1,944	$4,187
Touchstone Emerging Markets Equity Fund Institutional	$132	$431	$752	$1,661	$132	$431	$752	$1,661
Touchstone Emerging Markets Equity Fund (Pro Forma) Institutional	$132	$431	$752	$1,661	$132	$431	$752	$1,661

7

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. The table below indicates each Fund’s portfolio turnover rate for its most recent fiscal year ended (September 30, 2011).

Acquired Fund	Portfolio Turnover Rate*	Acquiring Fund	Portfolio Turnover Rate
Touchstone Emerging Markets Equity Fund II	112%	Touchstone Emerging Markets Equity Fund	18%

* Reflects the Fund’s portfolio turnover from its commencement of operations on April 18, 2011 through September 30, 2011.

Will I be able to purchase, redeem and exchange shares the same way?

After the Reorganization, you will be able to purchase, redeem and exchange shares the same way. For more information, see the section entitled “Purchases, Redemptions, Exchanges and Dividend Policy,” below.

Will I be able to receive distributions the same way?

After the Reorganization, you will be able to receive distributions the same way. Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends, if any, are declared and paid by each Fund:

Acquired Fund	Dividends Declared/ Dividends Paid	Acquiring Fund	Dividends Declared/ Dividends Paid
Touchstone Emerging Markets Equity Fund II	Annually/Annually	Touchstone Emerging Markets Equity Fund	Annually/Annually

Net realized capital gains, if any, are distributed annually by both of the Funds. After the Reorganization, any dividends and distributions will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganization or, if you have so elected, distributed in cash. For more information, see the section entitled “Purchases, Redemptions, Exchanges and Dividend Policy.”

Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund after the Reorganization?

Touchstone Advisors currently serves as the investment advisor to each Fund and AGF currently serves as the sub-advisor to each Fund. After the Reorganization, Touchstone Advisors will continue to serve as the investment advisor to the Acquiring Fund and AGF will continue to serve as the sub-advisor to the Acquiring Fund. In addition, Stephen Way will continue to serve as the portfolio manager to the Acquiring Fund. For additional information regarding Touchstone Advisors, AGF and Stephen Way, please see the section entitled “Management of the Funds” below.

8

Will the Acquiring Fund have the same service providers as the Acquired Fund?

The Funds currently have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

For additional information regarding the service providers to the Funds, please see the Funds’ SAI.

What will be the primary federal income tax consequences of the Reorganization?

The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization so qualifies, in general, no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund or their respective shareholders as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will each receive an opinion from the law firm of Pepper Hamilton LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position. See “Federal Income Tax Consequences” for more information on the federal income tax consequences of the Reorganization.

COMPARISON OF PRINCIPAL RISKS

The principal risks of each Fund are identical. The following section sets forth the principal risks of each Fund. For more information on the risks associated with Funds, see the Funds’ SAI.

Principal Risks of Both Funds

Each Fund’s share price will fluctuate. You could lose money on your investment in each Fund, and each Fund could also return less than other investments. As with any mutual fund, there is no guarantee that either Fund will achieve its investment goal. Each Fund is subject to the principal risks listed below.

•	Equity Securities Risk: Each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of each Fund’s shares.

o	Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

o	Mid Cap Risk: Each Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

9

o	Small Cap Risk: Each Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

•	Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of each Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

•	Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•	Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•	Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with each Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

10

•	Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

•	Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is designed to eliminate the offering of overlapping funds with the same investment goals and investment strategies. The Reorganization may lead to potential efficiencies and economies of scale for shareholders. At a special meeting held on June 26, 2012, the Board of the Trust, including the Disinterested Trustees, considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Acquired Fund and the Acquiring Fund, and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.

In evaluating the Reorganization, the Board requested and reviewed, with assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment advisor to the Funds. These materials included written information regarding operations and financial conditions of the Funds, principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis. The Trustees were also advised that as of May 31, 2012, the Acquired Fund had net assets of approximately $43 million, while the Acquiring Fund had assets of approximately $454 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread. In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the investment advisory and other fees paid by the Funds and the expense ratios of the Funds;

•	the advice and recommendation of Touchstone Advisors, including its opinion that in light of the foregoing, the Reorganization would be in the best interests of the Funds and their shareholders;

•	the expenses of the Reorganization would not be borne by the Funds’ shareholders;

•	the historical investment performance record of the Funds and expected continuity of day-to-day Fund management through AGF;

•	the same investment goals and investment strategies of the Funds;

11

•	the fact that the Acquiring Fund will assume all of the liabilities of the Acquired Fund;

•	the anticipated benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

•	the anticipated tax-free nature of the Reorganization; and

•	alternatives available to shareholders of the Acquired Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Trustees of the Trust met with independent legal counsel regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the Reorganization would be in the best interests of the Funds and that the interests of the Funds’ shareholders would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Reorganization Agreement, which is attached as Exhibit A to this Prospectus/Information Statement.

The Reorganization Agreement provides that all of the assets of the Acquired Fund will be acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on or about September 17, 2012 or such other date as may be agreed upon by the parties (the “Closing Date”). The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will depend on the class or classes of the Acquired Fund shares that you hold.

Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The Acquired Fund will prepare an unaudited statement of its assets and liabilities as of 4:00 PM Eastern Time on the Business Day preceding the Closing Date (the “Valuation Date”). At or prior to the Valuation Date, for tax reasons, the Acquired Fund will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

BNY Mellon Investment Servicing (US) Inc., the sub-administrator for the Funds, will compute the value of the Acquired Fund’s portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described in the then-current prospectus and statement of additional information of the Funds or such other valuation procedures as shall be mutually agreed upon by the parties.

As soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Valuation Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to the Acquired Fund’s shareholders. All issued and outstanding shares of the Acquired Fund will be canceled. Shares of the Acquiring Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Acquired Fund will be liquidated.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement. The Reorganization Agreement may be terminated (a) by the mutual agreement of the Acquired Fund and the Acquiring Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other of any representation, warranty, or agreement contained in the Reorganization Agreement to be performed at or prior to the Closing Date, if not cured within 30 days, or (2) because a condition in the Reorganization Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met. Whether or not the Reorganization is consummated, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

12

Description of the Securities to be Issued

Shareholders of the Acquired Fund as of the closing date will receive full and/or fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. The shares of the Acquiring Fund to be issued in connection with the Reorganization will be fully paid and non-assessable when issued. The rights of shareholders of the Funds are the same. For more information see the section entitled “Information on Shareholders’ Rights” below.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization:

(i)               The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares, followed by the distribution of such Acquiring Fund shares by the Acquired Fund in complete liquidation to the Acquired Fund shareholders in exchange for their Acquired Fund shares, all as provided in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)              Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund shares by the Acquired Fund to the Acquired Fund shareholders in complete liquidation, as contemplated in the Reorganization Agreement;

(iii)             Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in the Reorganization Agreement;

(iv)            Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

13

(v)             Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(vi)            Under Code Section 354, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund shares in the Reorganization;

(vii)           Under Code Section 358, the aggregate tax basis of the Acquiring Fund shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(viii)          Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that the Acquired Fund shareholder held the Acquired Fund shares as a capital asset at the time of the Reorganization.

Pepper Hamilton LLP will express no opinion as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Reorganization, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders substantially all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and realized net capital gain, if any, through the Reorganization. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets (discussed below). Even if reinvested in additional shares of the Acquired Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.

If portfolio assets of the Acquired Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital gains (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

14

U.S. federal income tax law permits a regulated investment company to carry forward net capital losses realized during taxable years beginning on or before December 22, 2010, for a period of up to eight taxable years, and, for net capital losses realized during taxable years beginning after December 22, 2010, for an unlimited number of taxable years. A regulated investment company must use capital loss carryforwards generated in taxable years beginning after December 22, 2010 to offset gains arising in taxable years beginning after this date before capital losses carried forward from years beginning prior to this date are used. The Reorganization will cause the tax year of the Acquired Fund to close, resulting in an earlier expiration of the capital loss carryforwards of the Acquired Fund than would otherwise occur and could also result in a capital loss for the taxable year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the ability of the Acquiring Fund to use the capital loss carryforwards of the Acquired Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations are imposed on an annual basis. Capital loss carryforwards in excess of the annual limitation may be carried forward, subject to the overall eight-year limitation for capital loss carryforwards attributable to net capital losses realized in taxable years beginning on or before December 22, 2010. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net assets of the Acquired Fund subject to the limitation immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the IRS, in effect at the time of the Reorganization. As of July 10, 2012, the long-term tax-exempt rate is 3.26%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Code, the Acquiring Fund will be prohibited from using the Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. The ability of the Acquiring Fund to absorb the Acquired Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, such as future realization of capital gains or losses. In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses of the Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the Acquiring Fund immediately following the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of the Acquired Fund. As of September 30, 2011, for U.S. federal income tax purposes the Acquired Fund had capital loss carryforwards as indicated below.

	2019	Total
Emerging Markets Equity Fund II	$36,906	$36,906

As of March 31, 2012, for U.S. federal income tax purposes the Acquired Fund had net unrealized loss. These figures are likely to change by the date of the Reorganization, and do not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

The Acquired Fund shareholders may benefit from capital loss carryforwards of the Acquiring Fund. The Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time. The ability of the Acquiring Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance.

In addition, shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.

You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

15

Pro Forma Capitalization

The following table sets forth, for the Reorganization, the total net assets, number of shares outstanding and net asset value (“NAV”) per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Acquired Fund.

	Touchstone Emerging Markets Equity Fund II (Acquired Fund)*	Touchstone Emerging Markets Equity Fund (Acquiring Fund)*	Pro Forma Adjustments*	Pro Forma Combined Touchstone Emerging Markets Equity Fund *
Net Assets (all classes)	$50,054,580	$458,593,295		$508,647,875
Class A net assets	$5,537,966	$28,153,637		$33,691,603
Class A shares outstanding	634,257	2,410,247	(160,116)[1]	2,884,388
Class A net asset value per share	$8.73	$11.68		$11.68
Class C net assets	$68,380	$4,730,697		$4,799,077
Class C shares outstanding	7,924	410,720	(1,988)[1]	416,656
Class C net asset value per share	$8.63	$11.52		$11.52
Class Y net assets	$16,439,506	$192,827,400		$209,266,906
Class Y shares outstanding	1,886,092	16,427,179	(485,793)[1]	17,827,478
Class Y net asset value per share	$8.72	$11.74		$11.74
Institutional net assets	$28,008,728	$232,881,561		$260,890,289
Institutional shares outstanding	3,191,945	19,800,301	(810,250)[1]	22,181,996
Institutional net asset value per share	$8.77	$11.76		$11.76

*	The information in the table is as of July 31, 2012 and assumes that the Reorganization has taken place. The capitalizations will be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.
(1)	Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Acquired Fund’s shareholder accounts based on the relative value of the Funds’ net asset value per share.

16

ADDITIONAL INFORMATION REGARDING THE FUNDS

Management of the Funds

Each Fund has the same investment advisor, sub-advisor and portfolio manager.

Touchstone Advisors, Inc. (“Touchstone Advisors”), located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is the investment advisor of the Funds and will continue to serve as the investment advisor to the Acquiring Fund upon closing of the Reorganization. Touchstone Advisors has been a registered investment advisor since 1994. As of June 30, 2012, Touchstone Advisors had approximately $11.5 billion in assets under management. As the Funds’ investment advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines. Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including: level of knowledge and skill; performance as compared to its peers or benchmark; consistency of performance over 5 years or more; level of compliance with investment rules and strategies; employees facilities and financial strength and quality of service. Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Trust will continue to rely on this exemptive order.

Touchstone Advisors is a wholly owned subsidiary of Western-Southern Mutual Holding Company (“Western-Southern”). Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the sub-advisors, custodian, transfer agent, sub-administrative agent or other parties.

AGF Investments America, Inc. (“AGF”), an SEC-registered advisor located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Funds. As sub-advisor, AGF makes investment decisions for the Funds and also ensures compliance with the Funds’ investment policies and guidelines. As of June 30, 2012, AGF’s parent company, AGF Management Limited, had approximately $42.2 billion in assets under management.

Stephen Way, CFA, Senior Vice President and Portfolio Manager since 2004, joined AGF Investments Inc. in 1987. In addition to his current role, he opened AGF International Advisors Company Limited, AGF’s Dublin subsidiary, in 1991 and served as its Managing Director from 1991 to 1994. Stephen was appointed as a Portfolio Manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate.

17

Comparison of Investment Advisory Fees

Pursuant to an investment advisory agreement, Touchstone Advisors is entitled to receive a fee with respect to the average daily net assets of each Fund, which is computed and paid monthly. Touchstone Advisors pays sub-advisory fees to AGF out of its advisory fee. The following table sets forth each Fund’s advisory fee as a percentage of average daily net assets.

Acquired Fund	Advisory Fee	Acquiring Fund	Advisory Fee
Touchstone Emerging Markets Equity Fund II	1.05% on the first $200 million of assets; 1.00% on the next $200 million of assets; and 0.90% on assets over $400 million	Touchstone Emerging Markets Equity Fund	1.05% on the first $200 million of assets; 1.00% on the next $200 million of assets; and 0.90% on assets over $400 million

Expense Limitation Agreements with respect to the Funds

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below. The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Expense Limit	Termination Date
Touchstone Emerging Markets Equity Fund (Acquiring Fund)

Class A	1.69%	September 30, 2013

Class C	2.44%	September 30, 2013

Class Y	1.44%	September 30, 2013

Institutional	1.29%	September 30, 2013

Touchstone Emerging Markets Equity Fund II (Acquired Fund)

Class A	1.69%	January 27, 2013

Class C	2.44%	January 27, 2013

Class Y	1.44%	January 27, 2013

Institutional	1.29%	January 27, 2013

18

Description of Share Classes of the Funds

Each Fund offers Class A, Class C, Class Y and Institutional shares.

Class A Shares: For purchases below $1 million, the offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 distribution fee. In addition, there is no sales charge on reinvested dividends and distributions.

Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Purchases in the amount of $1 million or more Class A shares are not subject to a front-end sales charge and are sold at NAV. For these purchases, Touchstone Securities, Inc. (“Touchstone Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%. In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. With respect to Class A shares, the percentage of the CDSC is based on the commission that was paid to your financial intermediary. For more information on the CDSC, please see the section entitled “Contingent Deferred Sales Charge (“CDSC”)” in the Funds’ Prospectus.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. Upon receipt of Class C shares in the Reorganization, Class C shareholders of the Acquired Fund will continue to be subject to the same holding period for purposes of determining whether a CDSC will be charged. For more information on the CDSC, please see the section entitled “Contingent Deferred Sales Charge (“CDSC”)” in the Funds’ Prospectus.

Class Y Shares: Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares: Institutional shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional shares are not subject to a 12b-1 fee or CDSC.

Information regarding the Distributor and Rule 12b-1 Plans

Touchstone Securities is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of the Funds’ shares. Shares of the Funds are sold in a continuous offering directly through Touchstone Securities through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities allows concessions to dealers who sell shares of the Funds. Touchstone Securities receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities is a wholly owned subsidiary of IFS Financial Services, Inc. and an affiliate of Touchstone Advisors.

19

Each Fund’s Class A shares has adopted the same distribution plan under Rule 12b-1 and each Fund’s Class C shares has adopted the same distribution plan under Rule 12b-1. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under each Class A plan and Class C plan, Touchstone Securities is compensated regardless of its expenses. Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Purchases, Redemptions, Exchanges of Shares and Dividend Policy

Purchase Policies and Redemption Policies

Each Fund has the same minimum investment requirements, which are set forth in the chart below.

Minimum Investment Requirements

	Class A, Class C and Class Y

	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional

	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Funds on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional shares are available through Touchstone Securities or your financial institution. The Funds’ shares may be redeemed by telephone, Internet, mail, or wire or through accounts with certain brokers and other financial institutions. Payments for redemptions of shares of the Funds are sent within seven days (normally within 3 business days) after receipt of a proper redemption request. The Funds reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds in liquid securities rather than in cash. For more information about buying and selling shares see the section “Investing with Touchstone” of the Funds’ Prospectus or call 1.800.543.0407.

Exchange Privileges of the Funds

Each Fund has the same exchange privileges. The Funds are subject to the exchange privileges listed below.

•      Class A shares may be exchanged into any other Touchstone Class A Funds at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•      Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•      Class Y shares and Institutional shares are exchangeable for Class Y shares and Institutional shares of other Touchstone Funds, respectively, as long as applicable investment minimums and the proper selling agreement requirements are met.

•      You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

20

•     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•     If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•     If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•     You should carefully review the disclosure provided in this Prospectus/Information Statement and the Funds’ prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•     You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See “Tax Information” in the Funds’ prospectus for more information and the tax consequences of such an exchange.

Dividend Policy

After the Reorganization, shareholders of the Acquired Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund. Shareholders of the Acquired Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Acquiring Fund.

The Funds have each qualified and intend to remain qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, the Funds must, among other things, distribute 90% of their taxable and tax-exempt income and diversify their holdings as required by the Code. While so qualified, so long as each Fund distributes all of its investment company taxable income (determined without regard to the deduction or dividends paid) and tax-exempt income and any net realized gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Funds’ SAI and its governing documents, which are on file with the SEC.

Organization and Governing Law.  Each Fund is governed by its Declaration of Trust (the “Declaration”) and its By-Laws, both as amended, restated or supplemented from time to time, and its business and affairs are managed under the supervision of its Board of Trustees.  Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.  Each Fund is a series of the Trust, a Delaware statutory trust.

21

Shares. When issued and paid for in accordance with the prospectus, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable. Each share of both Funds represents an equal interest in such Fund. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash, in kind or in additional Fund shares. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Funds are not required to hold annual shareholder meetings under Delaware law or its governing instruments. The governing instruments of the Funds generally provide that a meeting of shareholders may be called at any time by the Trustees, the Chair of the Board of Trustees, or by the President. The governing instruments of the Funds provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of shareholders owning at least 10% or more of outstanding shares entitled to vote.

Submission of Shareholder Proposals. The Funds do not have provisions in their governing instruments requiring that a shareholder provide notice to the Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum.  The governing instruments provide that a quorum will exist if shareholders of forty percent of the outstanding shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes.   The governing instruments provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote and the minimum shareholder vote required to approve the matter.  For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of the Funds are entitled to vote for the election and the removal of Trustees. The Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  Any trustee may be removed by a vote of two-thirds of the outstanding shares of the Trust.

Amendment of Governing Instruments.  Generally, the Trustees have the right to amend, from time to time, the Declaration and By-Laws. Shareholders have the right to vote on any amendment to the Declaration that would adversely affect their rights as shareholders.  Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.

Mergers and Reorganizations.  The Trust’s Declaration provides that any series created on or after August 14, 1998 may be merged into another series by vote of a majority of the Trustees of the Trust without the approval of shareholders.

Liquidation of a Fund.  The Trustees may liquidate the Funds by written notice to the shareholder of such Funds.

22

Indemnification.  The Declaration generally provides for the indemnification of the Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the applicable Fund, except with respect to any matter arising from his or her own disqualifying conduct. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, including under any liability insurance policy.

Shareholder Information

A list of the name, address and percent ownership of each person who, as of July 31, 2012, to the knowledge of the Acquired Fund, owned 5% or more of the outstanding shares of a class of the Acquired Fund and a list of such information for each person who, as of that date, to the knowledge of the Acquiring Fund, owned 5% or more of the outstanding shares of a class of the Acquiring Fund can be found at Exhibit C to this Prospectus/Information Statement.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to the Funds has been incorporated by reference herein in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report with respect to the Funds has also been incorporated by reference herein. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Fund’s Shares will be passed upon by Pepper Hamilton LLP, located at 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

23

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 26th day of June 2012, by and among Touchstone Funds Group Trust (the “Trust”), on behalf of the Touchstone Emerging Markets Equity Fund (the “Acquiring Fund”), the Trust, on behalf of the Touchstone Emerging Markets Equity Fund II (the “Acquired Fund”) and, for purposes of Section 9.1 only, Touchstone Advisors, Inc. The Trust is a Delaware statutory trust with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

WHEREAS, the following chart shows (i) the Acquired Fund and its classes of shares and (ii) the Acquiring Fund with its classes of shares:

Acquired Fund	Acquiring Fund
Touchstone Emerging Markets Equity Fund II Class A Class C Class Y Institutional	Touchstone Emerging Markets Equity Fund Class A Class C Class Y Institutional

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange for the corresponding classes of shares of beneficial interest, with a par value of $.01 per share, of the Acquiring Fund (each, a “Corresponding Class”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of the Corresponding Class of shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Trust, and the Trust is an open-end, registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Independent Trustees, have determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND

LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.   THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired

A-1

Fund’s assets (i) to deliver to the Acquired Fund full and fractional shares of the Acquiring Fund (“Acquiring Fund Shares”), computed in the manner and as of the time and date set forth in Article II; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2.   ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3.   LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4.   LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined below), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.   OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Information Statement on Form N-14 which will be distributed to shareholders of the Acquired Fund.

1.6.   TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7.   REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8.   TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

Article II

VALUATION

2.1.   NET ASSET VALUE OF THE ACQUIRED FUND. The net asset value of a share of each class of the Acquired Fund shall be the net asset value computed as of 4:00 PM Eastern Time on the Business Day preceding the Closing Date (the “Valuation Date”), after the declaration and payment of any dividends and/or other

A-2

distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund and the Acquiring Fund (the “Funds”) as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2.   NET ASSET VALUE OF THE ACQUIRING FUND. The net asset value of a share of each class of the Acquiring Fund shall be the net asset value computed as of the Valuation Date, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Funds as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3.   CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of (i) the net assets of the Acquired Fund participating therein attributable to the Corresponding Class share, determined in accordance with the valuation procedures referred to in paragraph 2.1 by (ii) the net asset value per share of the Acquiring Fund’s corresponding share class determined in accordance with the valuation procedures referred to in paragraph 2.2.

2.4.   DETERMINATION OF NET ASSET VALUE. All computations of net asset value and the value of securities transferred under this Article II shall be made by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), sub-administrator for the Funds, in accordance with its regular practice and the requirements of the 1940 Act.

Article III

CLOSING AND CLOSING DATE

3.1.          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about September 17, 2012 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2.         EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3.         TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

A-3

Article IV

REPRESENTATIONS AND WARRANTIES

4.1.         REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund hereby represents and warrants to the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Closing Date:

(a)        The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(b)        The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c)        The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Amended and Restated Agreement and Declaration of Trust of the Trust dated September 7, 1998, as amended through November 20, 2006 (“Declaration of Trust”), or By-Laws, as amended and restated November 18, 2004 (“By-laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)          The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f)          Except as otherwise disclosed in writing to the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)          The Acquired Fund’s audited statement of assets and liabilities as of September 30, 2011, and unaudited statement of assets and liabilities as of March 31, 2012, were prepared in accordance with U.S. generally accepted accounting principles (except as set forth in the notes thereto), consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Acquired Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(h)          Since March 31, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

A-4

(i)          All federal and other tax returns and reports of the Acquired Fund required by law to have been filed (giving effect to any extensions) have been timely filed and are or were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable (whether or not shown on any tax records) shall have been timely paid in full or provision has been made for payment thereof. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the Acquired Fund’s tax liabilities have been adequately provided for on its books and records in respect of all periods ending on or before the date of such books and records. The Acquired Fund has not had any tax deficiency or liability asserted against it that has not been previously disclosed in writing to the Acquiring Fund or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Acquired Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Acquired Fund’s knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(j)          The Acquired Fund has elected to be, and has met the requirements of Subchapter M of the Code for qualification and treatment as, a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times through the Closing Date, treating the Closing Date as the close of its tax year if the year does not otherwise close on such date. The Acquired Fund has not at any time since its inception been liable for and is not now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has no other material tax liability (foreign, state, or local), except as accrued on the Acquired Fund’s books and records. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(k)          The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(l)          Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and has withheld in respect of dividends and other distributions and redemption proceeds and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m)          The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(n)          The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(o)          The Acquired Fund has not previously been a party to a reorganization under Section 368(a) of the Code.

(p)          The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations in (i) through (o).

(q)          At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(r)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

A-5

(s)          The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(t)          The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Prospectus/Information Statement included in the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2.     REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund hereby represents and warrants to the Acquired Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Closing Date:

(a)          The Acquiring Fund is a separate series of the Trust, a statutory trust, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(b)          The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)          The Acquiring Fund’s audited statement of assets and liabilities as of September 30, 2011, and unaudited statement of assets and liabilities as of March 31, 2012, were prepared in accordance with U.S. generally accepted accounting principles (except as set forth in the notes thereto), consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Acquiring Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(g)          Since March 31, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

A-6

(h)          All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into any shares of the Acquiring Fund.

(i)          All federal and other tax returns and reports of the Acquiring Fund required by law to have been filed (giving effect to any extensions) have been timely filed and are or were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquiring Fund which are due and payable (whether or not shown on any tax records) shall have been timely paid in full or provision has been made for payment thereof. The Acquiring Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the Acquiring Fund’s tax liabilities have been adequately provided for on its books and records in respect of all periods ending on or before the date of such books and records. The Acquiring Fund has not had any tax deficiency or liability asserted against it that has not been previously disclosed in writing to the Acquired Fund or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Acquiring Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Acquiring Fund’s knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(j)          The Acquiring Fund has elected to be, and has met the requirements of Subchapter M of the Code for qualification and treatment as, a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for and is not now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund has no other material tax liability (foreign, state, or local), except as accrued on the Acquiring Fund’s books and records. The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(k)          The Acquiring Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(l)          Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and has withheld in respect of dividends and other distributions and redemption proceeds and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m)          The Acquiring Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(n)          The Acquiring Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(o)          The Acquiring Fund has not previously been a party to a reorganization under Section 368(a) of the Code.

(p)          The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations in (i) through (o).

(q)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(r)          The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date,

A-7

have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(s)          The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(t)          The Prospectus/Information Statement included in the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(u)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Article V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.   OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2.   INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3.   ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4.   FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5.   TAX-FREE REORGANIZATION. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken, including, without limitation, the filing of any tax return, that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.   All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

A-8

Article VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.   All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2.   The Acquired Fund shall have delivered to the Acquiring Fund an unaudited statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Trust.

Article VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

 FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.   On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2.   All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3.   The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4.   The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5.   The Trust shall have received a favorable opinion of Pepper Hamilton LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, for federal income tax purposes:

A-9

(a)          The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund shareholders in exchange for their Acquired Fund shares, all as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)          Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders in complete liquidation, as contemplated in this Agreement;

(c)          Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in this Agreement;

(d)          Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(e)          Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f)          Under Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund Shares in the Reorganization;

(g)          Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

(h)          Under Code Section 1223(1), an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided that the Acquired Fund Shareholder held the Acquired Fund shares as a capital asset at the time of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

A-10

Article IX

EXPENSES

9.1         Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Funds. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.   The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.   The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1.     This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)          of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)          a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.     In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc. shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

Article XII

AMENDMENTS

12.1.     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

A-11

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

 LIMITATION OF LIABILITY

13.1.     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5.   With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Funds. The obligations of the Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Funds, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Funds personally, but bind only the trust property, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trust property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

A-12

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TOUCHSTONE FUNDS GROUP TRUST, ON BEHALF OF TOUCHSTONE EMERGING MARKETS EQUITY FUND

By:	/s/ Terrie Wiedenheft

Name: Terrie Wiedenheft

Title: Treasurer

TOUCHSTONE FUNDS GROUP TRUST, ON BEHALF OF TOUCHSTONE EMERGING MARKETS EQUITY FUND II

By:	/s/ Terrie Wiedenheft

Name: Terrie Wiedenheft

Title: Treasurer

For purposes of 9.1 only:

Touchstone Advisors, Inc.

By:	/s/ Steve Graziano

Name: Steve Graziano

Title: President

By:	/s/ Tim Paulin

Name: Tim Paulin

Title: VP

A-13

EXHIBIT B: COMPARISON OF THE FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less. Each Fund has the same fundamental investment limitations, which are set forth below. Each Fund is a diversified fund.

The Funds may not:

1.	Diversification. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the Act.

3.	Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.	Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

5.	Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.	Commodities. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.	Concentration of Investments. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.

8.	Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

B-1

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its Statement of Additional Information.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

B-2

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of July 31, 2012, the total number of shares of the Acquired Fund and the Acquiring Fund outstanding were as follows:

Funds	Number of Shares
Touchstone Emerging Markets Equity Fund II	5,718,130.434
Touchstone Emerging Markets Equity Fund	39,017,200.067

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. As of July 31, 2012, the Officers and Trustees of the Touchstone Funds Group Trust owned less than 1% of any class of the Funds. As of July 31, 2012, the following persons owned of record or beneficially 5% or more of Class A, Class C, Class Y or Institutional shares of a Fund.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
Touchstone Emerging Markets Equity Fund II
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class A	228,468.812	36.02%
	NFS LLC FEBO Reagan Family Partners A Partnership Robert L. Reagan Darlene C. Reagan 125 N. Crestline Kerrville, TX 78028	Class A	37,800.117	5.96%
	RBC Capital Markets LLC Robert Albasi Webb Press Simple IRA 117 Devon Road Cinnaminson, NJ 08077-3811	Class C	1,083.424	13.47%
	RBC Capital Markets LLC Charles A. Graven 12850 Foothill Lane Saratoga, CA 95070-3712	Class C	1,081.731	13.45%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	1,040.755	12.94%
	Raymond James Associates Inc. CSDN FBO Maureen Marino IRA 600 NE Francesca Ln Boca Raton, FL 33487	Class C	813.631	10.11%

C-1

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	623.816	7.75%
	RBC Capital Markets LLC William J. Krodthoff Cust. 207 Leona Avenue Huntingdon Valley, PA 19006-8614	Class C	537.634	6.68%
	RBC Capital Markets LLC William J. Krodthoff Cust. 207 Leona Avenue Huntingdon Valley, PA 19006-8614	Class C	537.634	6.68%
	RBC Capital Markets LLC Mark Tindall Individual Retirement Account 1018 Blackenhurst Street Allen, TX 75002-3931	Class C	537.634	6.68%
	RBC Capital Markets LLC Marlene F. Demery Individual Retirement Account 3676 Banbury Ct Santa Rosa, CA 95404-7673	Class C	437.881	5.44%
	RBC Capital Markets LLC William J. Krodthoff Cust. 207 Leona Avenue Huntingdon Valley, PA 19006-8614	Class C	430.108	5.35%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn. Mutual Funds Dept. – 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	Class Y	1,506,115.483	79.85%
	Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	Class Y	219,792.579	11.65%
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101-4122	Class Y	103,276.211	5.48%
	Western & Southern Financial Group* Attn: MS 80 – Investment Accounting 400 Broadway Cincinnati, OH 45202	Institutional	925,775.510	29.02%
	Western & Southern Life Insurance Company* 400 Broadway MS 80 Cincinnati, OH 45202	Institutional	547,636.595	17.17%

C-2

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Touchstone Moderate Growth Allocation Fund*, ** 303 Broad Street, Suite 1100 Cincinnati, OH 45202-4220	Institutional	516,160.734	16.18%
	Touchstone Growth Allocation Fund*, ** 303 Broad Street, Suite 1100 Cincinnati, OH 45202-4220	Institutional	409,418.231	12.84%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn. Mutual Funds Dept. – 5th Floor 200 Liberty St. 1 World Financial Ctr. New York, NY 10281	Institutional	264,582.938	8.29%
	Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	Institutional	263,991.552	8.28%
	Touchstone Balanced Allocation Fund*, ** 303 Broad Street, Suite 1100 Cincinnati, OH 45202-4220	Institutional	228,800.177	7.17%
Touchstone Emerging Markets Equity Fund
	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	Class A	633,216.259	26.26%
	UBS Financial Services Inc. FBO UBS WM USA OMNI Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class A	267,477.008	11.09%
	UBS Financial Services Inc. FBO UBS WM USA OMNI Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	136,685.827	32.03%
	Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	Class C	98,336.137	23.04%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street, 1 World Financial Center New York, NY 10281	Class Y	8,093,994.656	49.26%

C-3

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class Y	7,068,383.454	43.02%
	Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	Class Y	877,831.853	5.34%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street, 1 World Financial Center New York, NY 10281	Institutional	9,883,178.868	50.05%
	Mac & Co. Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	Institutional	3,297,045.020	16.70%
	Goldman Sachs & Co. C/O PWM Mutual Fund OPS 295 Chipeta Way Salt Lake City, UT 84108-1287	Institutional	1,152,072.548	5.83%

* Shares are held beneficially

** The Touchstone Balanced Allocation Fund, the Touchstone Moderate Growth Allocation Fund and the Touchstone Growth Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund of funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

TSF-1757-1208

C-4

Part B

STATEMENT OF ADDITIONAL INFORMATION

August 17, 2012

to the

Registration Statement on Form N-14 Filed by:

Touchstone Funds Group Trust

303 Broadway, Suite 1100

Cincinnati, OH 45202

1-800-543-0407

Acquisition of the Assets of

	Class A	Class C	Class Y	Institutional
Touchstone Emerging Markets Equity Fund II	TFEMX	TFMCX	TFMYX	TFMIX

By and in Exchange for the Shares of

	Class A	Class C	Class Y	Institutional
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX	TMEIX

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the prospectus/information statement dated August 17, 2012, relating to the reorganization of the Touchstone Emerging Equity Fund II into the Touchstone Emerging Markets Equity Fund (the “Prospectus/Information Statement”). A copy of the Prospectus/Information Statement may be obtained at no charge by calling Touchstone Funds Group Trust at 1-800-543-0407, or by writing to P.O. Box 9878, Providence, RI 02940.

Table of Contents

Page
General Information	3
Incorporation of Documents by Reference into the Statement of Additional Information	3
Pro Forma Financial Statements	4

General Information

This Statement of Additional Information relates to the reorganization of the Touchstone Emerging Markets Equity Fund II (the “Acquired Fund”), a series of Touchstone Funds Group Trust (the “Trust”), into the Touchstone Emerging Markets Equity Fund (the “Acquiring Fund”), a series of the Trust, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization Agreement provides for the following:

☐	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

☐	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

☐	the termination of the Acquired Fund subsequent to the distribution of shares of the Acquiring Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund; and

☐	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

Further information is included in the Prospectus/Information Statement and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission (“SEC”) and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information (“SAI”) of Touchstone Funds Group Trust, with respect to the Acquiring Fund and the Acquired Fund, dated January 27, 2012 (filed via EDGAR on January 30, 2012, Accession No. 0001104659-12-005078).

2.	Supplement to SAI with respect to the Acquiring Fund and the Acquired Fund, dated April 9, 2012 (filed via EDGAR on April 10, 2012, Accession No. 0001104659-12-024440).

3.	Supplement to SAI with respect to the Acquiring Fund and the Acquired Fund, dated April 16, 2012 (filed via EDGAR on April 16, 2012, Accession No. 0001104659-12-025677).

4.	Supplement to SAI with respect to the Acquiring Fund, dated May 17, 2012 (filed via EDGAR on May 18, 2012, Accession No. 0001104659-12-038546).

5.	Supplement to SAI with respect to the Acquiring Fund, dated June 5, 2012 (filed via EDGAR on June 5, 2012, Accession No. 0001104659-12-041755).

6.	Supplement to SAI with respect to the Acquired Fund, dated June 29, 2012 (filed via EDGAR on June 29, 2012, Accession No. 0001104659-12-046993).

7.	Supplement to SAI with respect to the Acquired Fund, dated July 6, 2012 (filed via EDGAR on July 6, 2012, Accession No. 0001104659-12-047917).

8.	The audited financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders of Touchstone Funds Group Trust for the fiscal year ended September 30, 2011, with respect to the Acquiring Fund and the Acquired Fund (filed via EDGAR on December 9, 2011, Accession No. 0001104659-11-068613).

9.	The unaudited financial statements included in the Semi-Annual Report to Shareholders of Touchstone Funds Group Trust for the fiscal period ended March 31, 2012, with respect to the Acquiring Fund and the Acquired Fund (filed via EDGAR on June 1, 2012, Accession No. 0001144204-12-032856).

Pro Forma Financial Statements

The pro forma capitalization table presented in the Prospectus/Information Statement shows as of July 31, 2012 that the assets of the Acquired Fund were approximately 10.9% of the assets of the Acquiring Fund. However, as of the date the pro forma financial statements would have been presented (March 31, 2012), the assets of the Acquired Fund were approximately 4.6% of the assets of the Acquiring Fund. Therefore, based on guidance from the SEC Staff, the Trust is not disclosing the pro forma financial statements.